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Exhibit 10.3.3

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS SECOND AMENDMENT to the Loan and Security Agreement, dated as of December 8, 2002, is entered into by and between CAPITAL TEMPFUNDS, INC., a North Carolina corporation (herein called "TEMPFUNDS") and STRATUS SERVICES GROUP, INC., a Delaware corporation (herein called "BORROWER").

RECITALS:

a)
TEMPFUNDS and BORROWER are parties to a Loan and Security Agreement dated December 8, 2000 and amended by that certain First Amendment to Loan and Security Agreement dated June 12, 2001 (hereinafter referred to as the "Agreement").

b)
BORROWER and TEMPFUNDS have agreed to certain modifications of the Agreement as a result of the ongoing business relationship between the parties.

AGREEMENT

        IN CONSIDERATION of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.     The above recitals are true and correct and are incorporated herein by this reference.

        2.     Each of the terms defined in the Agreement unless otherwise defined herein, shall have the same meaning when used herein.

        3.     Item 5 of Schedule 1 is hereby deleted and replaced with the following:

          5.     "Lock Box" as referred to in Section 1.23 means:

        Operations Center
        Post Office Box 601005
        Charlotte, NC 28260-1005

        4.     Item 10 of Schedule 1 is hereby deleted and replaced with the following:

    "10. "Margin" as referred to in Section 2.3.5 means (i) at all times that the Borrower is not in compliance with the Minimum Tangible Net Worth Covenant set forth in Item 25 to this Schedule, one and three-quarters percent (1.75%); and (ii) at all other times, one and one-half percent (1.5%). For the purposes of determining the Governing Rate, the Prime Rate shall never be less than four and one-quarter percent (4.25%) and the Governing Rate shall never be less than six percent (6%)            `

        5.     Upon the effectiveness of this Amendment, each reference in the Agreement to the "Agreement", "hereunder", "herein", "hereof", or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

        6.     This Amendment shall be deemed to be a contract under and subject to and shall be construed for all purposes and in accordance with the laws of the State of North Carolina.

        7.     This Amendment may be, executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        8.     Except as above amended, the Agreement shall continue in full force and effect, and is binding upon the Borrower without any setoffs, defenses or counterclaims of any kind whatsoever.

        IN WITNESS WHEREOF, the parties have executed and delivered this Amendment, which shall be effective with the date of the Amendment.

Witnesses:		STRATUS SERVICES GROUP, INC

/s/ RUTH BURNS		By:	/s/ JOSEPH J. RAYMOND Joseph J. Raymond, President
/s/ GAIL JACKSON
STATE OF	New Jersey
COUNTY OF	Monmouth

        The foregoing instrument acknowledged before me this 18th day of December 2002, by Joseph J. Raymond, as President of Stratus Services Group, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced                    as identification and did (did not) take an oath.

/s/ LYNNE K. MORRISON (Notary Signature)
(NOTARY SEAL)
LYNNE K. MORRISON (Notary Name Printed)
NOTARY PUBLIC, State of New Jersey No. 2078353 Qualified in Monmouth County Commission Expires July 28, 2005

CAPITAL TEMPFUNDS, INC. a North Carolina corporation

By:

Title:

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

        The foregoing instrument was acknowledged before me this    day of December 2002, by                        , as                        of CAPITAL TEMPFUNDS, INC., a North Carolina corporation, on behalf of the corporation. She/He is personally known to me or has produced                    as identification and did (did not) take an oath.

(Notary Signature)
(NOTARY SEAL)
(Notary Name Printed)
NOTARY PUBLIC Commission No.

REAFFIRMATION OF FIDELITY GUARANTY

        The undersigned hereby reaffirms his Fidelity Guaranty dated December     , 2000, (the "Guaranty"), consent to the terms of the Second Amendment to Loan and Security Agreement and confirms that the Guaranty is in full force and effect, and is binding upon the undersigned without any setoffs, defenses or counterclaims of any kind whatsoever.

/s/ JOSEPH J. RAYMOND Joseph J. Raymond

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  Exhibit 10.3.3
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
RECITALS
AGREEMENT
REAFFIRMATION OF FIDELITY GUARANTY